Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	Three months ended June 30,		Six months ended June 30,
	2004	2003	2004	2003
	(unaudited; dollars in millions, except per unit amounts)

Operating revenue	$969.7	$755.3	$1,952.2	$1,651.4

Operating expenses
Cost of natural gas	797.5	623.4	1,619.3	1,376.9
Operating and administrative	68.2	52.3	130.5	104.9
Power	17.1	13.0	34.3	25.7
Depreciation and amortization	28.9	23.5	57.5	46.9

	911.7	712.2	1,841.6	1,554.4

Operating income	58.0	43.1	110.6	97.0

Interest expense	(22.0)	(21.6)	(43.6)	(42.9)
Other income (expense)	(0.1)	1.8	2.0	1.8

Net income	$35.9	$23.3	$69.0	$55.9

Net income allocable to common and i-units	30.4	18.6	58.0	46.3

Net income per common and i-unit	$0.56	$0.39	$1.06	$1.01

Weighted average units outstanding	54.9	46.8	54.8	45.7

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,
	2004	2003
	(unaudited; dollars in millions)
Cash provided by operating activities
Net income	$69.0	$55.9
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	57.5	46.9
Hedge transaction ineffectiveness	1.7	0.5
Environmental liabilities	(2.0)	—
Other	—	0.3
Changes in operating assets and liabilities:
Receivables, trade and other	4.0	(19.4)
Due from General Partner and affiliate	6.9	—
Accrued receivables	(90.9)	(67.7)
Other current and noncurrent assets	(5.7)	(6.0)
Due to General Partner and affiliates	2.8	(11.1)
Accounts payable and other	9.3	(30.5)
Accrued purchases	92.2	105.7
Interest payable	8.9	2.7
Property and other taxes payable	0.4	(1.7)

Net cash provided by operating activities	154.1	75.6

Cash used in investing activities
Additions to property, plant and equipment	(70.8)	(45.6)
Changes in construction payables	1.0	(5.4)
Asset acquisitions, net of cash acquired	(130.0)	(0.4)
Other	0.1	—

Net cash used in investing activities	(199.7)	(51.4)

Cash provided by (used in) financing activities
Proceeds from unit issuance, net	22.0	168.2
Distributions to partners	(93.6)	(74.3)
Borrowings under debt agreements	855.8	1,803.3
Repayments of debt	(732.5)	(1,591.0)
Borrowings from General Partner and affiliates	—	(316.0)
Other	—	(0.5)

Net cash provided by (used in) financing activities	51.7	(10.3)

Net increase in cash and cash equivalents	6.1	13.9

Cash and cash equivalents at beginning of period	64.4	60.3

Cash and cash equivalents at end of period	$70.5	$74.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30, 2004	December 31, 2003
	(unaudited; dollars in millions)
ASSETS

Current assets
Cash and cash equivalents	$70.5	$64.4
Receivables, trade and other, net of allowance for doubtful accounts of $3.6 in 2004 and $2.9 in 2003	42.0	46.3
Due from General Partner and affiliates	0.3	7.2
Accrued receivables	340.6	249.7
Other current assets	52.2	41.2
	505.6	408.8

Property, plant and equipment, net	2,611.0	2,465.6
Other assets, net	18.6	22.9
Goodwill	257.3	257.3
Intangibles, net	75.6	77.2
	$3,468.1	$3,231.8

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities
Due to General Partner and affiliates	$4.6	$1.8
Accounts payable and other	87.9	85.1
Accrued purchases	322.8	230.6
Interest payable	11.3	6.8
Property and other taxes payable	18.9	18.3
Current maturities and short-term debt	31.0	246.0
	476.5	588.6

Long-term debt	1,495.7	1,155.8
Loans from General Partner and affiliates	137.5	133.1
Commitments, contingencies and environmental liabilities	5.6	7.9
Deferred credits	67.0	33.1
	2,182.3	1,918.5

Partners’ capital
Class A common units (Units issued – 40,616,134 in 2004 and 40,166,134 in 2003)	902.2	914.9
Class B common units (Units issued – 3,912,750 in 2004 and 2003)	62.4	64.2
i-units (Units issued – 10,457,421 in 2004 and 10,062,170 in 2003)	382.6	370.7
General Partner	27.5	27.5
Accumulated other comprehensive loss	(88.9)	(64.0)
	1,285.8	1,313.3
	$3,468.1	$3,231.8

NET INCOME PER COMMON AND i-UNIT

Net income per common and i-unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.’s. (the “General Partner”) allocation, by the weighted average number of Class A and Class B common units and i-units outstanding.  The General Partner’s allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed upon formation of the Partnership.  There are no dilutive securities.  Net income per common and i-unit was determined as follows:

	Three months ended June 30,		Six months ended June 30,
	2004	2003	2004	2003
	(dollars and units in millions, except per unit amounts)

Net income	$35.9	$23.3	$69.0	$55.9

Allocations to the General Partner:
Net income	(0.7)	(0.4)	(1.4)	(1.1)
Incentive distributions	(4.8)	(4.3)	(9.5)	(8.4)
Historical cost depreciation adjustments	—	—	(0.1)	(0.1)

Net income allocable to common units and i-units	$30.4	$18.6	$58.0	$46.3

Weighted average units outstanding	54.9	46.8	54.8	45.7

Net income per common and i-unit	$0.56	$0.39	$1.06	$1.01

SEGMENT INFORMATION

The Partnership’s business is divided into operating segments, defined as components of the enterprise about which financial information is available and evaluated regularly by the Partnership in deciding how to allocate resources to an individual segment and in assessing performance of the segment.

Effective June 30, 2004, the Partnership changed the composition of its reportable segments to the following:  Liquids, Natural Gas, Marketing, and Corporate.  The prior periods’ segment information reflects this new segmentation.

The following tables present certain financial information relating to the Partnership’s business segments (dollars in millions):

	As of and for the three months ended June 30, 2004
	Liquids	Natural Gas	Marketing	Corporate	Total
Total revenue	102.7	630.4	664.5	—	1,397.6
Less: Intersegment revenue	—	395.5	32.4	—	427.9
Operating revenue	102.7	234.9	632.1	—	969.7

Cost of natural gas	—	166.9	630.6	—	797.5
Operating and administrative	33.4	33.3	0.8	0.7	68.2
Power	17.1	—	—	—	17.1
Depreciation and amortization	16.8	12.1	—	—	28.9
Operating income	35.4	22.6	0.7	(0.7)	58.0
Interest expense	—	—	—	(22.0)	(22.0)
Other income (expense)	—	—	—	(0.1)	(0.1)
Net income	35.4	22.6	0.7	(22.8)	35.9

Capital expenditures (excluding acquisitions)	18.9	29.4	—	0.9	49.2

	As of and for the three months ended June 30, 2003
	Liquids	Natural Gas	Marketing	Corporate	Total
Total revenue	81.8	494.3	484.8	—	1,060.9
Less: Intersegment revenue	—	288.0	17.6	—	305.6
Operating revenue	81.8	206.3	467.2	—	755.3

Cost of natural gas	—	158.5	464.9	—	623.4
Operating and administrative	26.9	24.4	0.4	0.6	52.3
Power	13.0	—	—	—	13.0
Depreciation and amortization	14.5	8.9	0.1	—	23.5
Operating income	27.4	14.5	1.8	(0.6)	43.1
Interest expense	—	—	—	(21.6)	(21.6)
Other income (expense)	—	—	—	1.8	1.8
Net income	27.4	14.5	1.8	(20.4)	23.3

Capital expenditures (excluding acquisitions)	15.1	11.2	0.1	0.9	27.3

	As of and for the six months ended June 30, 2004
	Liquids	Natural Gas	Marketing	Corporate	Total
Total revenue	194.4	1,294.9	1,261.4	—	2,750.7
Less: Intersegment revenue	—	725.3	73.2	—	798.5
Operating revenue	194.4	569.6	1,188.2	—	1,952.2

Cost of natural gas	—	435.6	1,183.7	—	1,619.3
Operating and administrative	61.2	65.7	1.6	2.0	130.5
Power	34.3	—	—	—	34.3
Depreciation and amortization	32.9	24.6	—	—	57.5
Operating income	66.0	43.7	2.9	(2.0)	110.6
Interest expense	—	—	—	(43.6)	(43.6)
Other income (expense)	—	—	—	2.0	2.0
Net income	66.0	43.7	2.9	(43.6)	69.0

Total assets	1,638.9	1,522.9	277.8	28.5	3,468.1
Goodwill	—	237.0	20.3	—	257.3
Capital expenditures (excluding acquisitions)	26.8	42.7	—	1.3	70.8

	As of and for the six months ended June 30, 2003
	Liquids	Natural Gas	Marketing	Corporate	Total
Total revenue	167.2	1,044.6	1,052.5	—	2,264.3
Less: Intersegment revenue	—	576.8	36.1	—	612.9
Operating revenue	167.2	467.8	1,016.4	—	1,651.4

Cost of natural gas	—	368.6	1,008.3	—	1,376.9
Operating and administrative	53.3	49.1	0.8	1.7	104.9
Power	25.7	—	—	—	25.7
Depreciation and amortization	28.9	17.9	0.1	—	46.9
Operating income	59.3	32.2	7.2	(1.7)	97.0
Interest expense	—	—	—	(42.9)	(42.9)
Other income (expense)	—	—	—	1.8	1.8
Net income	59.3	32.2	7.2	(42.8)	55.9

Total assets	1,498.5	1,164.3	225.0	54.6	2,942.4
Goodwill	—	219.0	20.3	—	239.3
Capital expenditures (excluding acquisitions)	20.0	23.7	0.1	1.8	45.6